Financial Expenses, Net	12 Months Ended
Dec. 31, 2022
Disclosure Of Finance Income Cost Text Block Abstract
FINANCIAL EXPENSES, NET

NOTE 23 - FINANCIAL EXPENSES, NET:

	Year ended December 31
	2022	2021	2020
	U.S. dollar in thousands

Finance expenses:
Bank fees and interest	(117)	(121)	(152)
Issuance expenses	-	-	(156)
Interest expenses	(212)	-	-
Changes in financial assets at fair value through profit or loss	(167)	-	-
Exchange rate differences	(35)	-	-
Total finance expenses	(531)	(121)	(308)

Financing income:
Changes in financial liabilities at fair value through profit or loss, including day 1 loss	461	961	3,245
Changes in financial assets at fair value through profit or loss	-	80	-
Interest income	16	8	14
Exchange differences	-	14	289
Total financing income	477	1,063	3,548
Financing income (expenses), net	(54)	942	3,240